UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

PSIVIDA CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

(617) 926-5000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 4, 2017, pSivida Corp. issued a press release announcing its third quarter fiscal year 2017 results and certain other information. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this report, including Items 2.02 and 9.01 and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

Set forth below is the relevant portion of the press release attached hereto as Exhibit 99.1 whereby pSivida Corp. addresses its planned Special Meeting of Stockholders (the “Special Meeting”), which pSivida Corp. expects to hold on Tuesday, June 27, 2017, at 10:00 am. (Eastern Daylight Time) at its Corporate Headquarters located at 480 Pleasant Street, Watertown, Massachusetts 02472.

“Because the Company’s shares are listed on the Australian Stock Exchange (the “ASX”), the Company’s ability to sell shares under the ATM Program is subject to an ASX rule limiting the number of shares the Company may issue to 15% in any 12-month period without shareholder approval, as well as other applicable rules and regulations of ASX. The effective and efficient use of the ATM has resulted in the Company having nearly reached its current ASX limit. Therefore, in order to have a variety of strategies available to meet the future capital resource needs required to achieve the Company’s growth objectives, a preliminary proxy statement has been filed for a special meeting of stockholders to seek approval to refresh the Company’s capacity to issue an additional 15% shares of common stock.”

Important Additional Information

In connection with the Special Meeting referenced above, pSivida Corp. will be filing a definitive proxy statement concerning the Special Meeting with the U.S. Securities and Exchange Commission. BEFORE MAKING ANY DECISION ON HOW TO VOTE AT THE SPECIAL MEETING, PSIVIDA CORP.’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. pSivida Corp.’s stockholders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting pSivida Corp.’s Secretary, c/o pSivida Corp., 480 Pleasant Street, Watertown, MA 02472 United States. In addition, documents filed with the SEC will be available at no charge on the SEC’s website at www.sec.gov. pSivida Corp. and its executive officers and directors may, under SEC rules, be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Special Meeting. Certain information about such individuals, such as their ownership of shares of pSivida Corp. common stock and their interests in the solicitation with respect to the Special Meeting, will be more specifically set forth in the definitive proxy statement concerning the Special Meeting that will be filed with the SEC, which will be available free of charge from the SEC and pSivida Corp. as noted above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following Exhibit is furnished with this report on Form 8-K:

No.	Description

99.1	Press release of pSivida Corp. dated May 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSIVIDA CORP.

Date: May 4, 2017	By:	/s/ Nancy Lurker
	Name:	Nancy Lurker
	Title:	President and CEO